(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
June 30, 2002


Merrill Lynch
Pacific Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER


During the six-month period ended June 30, 2002, Merrill Lynch Pacific Fund, Inc.'s Class A, Class B, Class C and Class D Shares' total returns were -0.34%, -0.82%, -0.84% and -0.46%, respectively. Our unmanaged Constructed Index had a return of +5.94%, which was one of the better-performing equity indexes anywhere in the world for this period. By comparison, the unmanaged Morgan Stanley Capital International (MSCI) World Index had a return of -8.82% for the same six-month period, while the unmanaged benchmark MSCI Pacific Region Index returned +6.51%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

The reason for the Fund's underperformance was entirely because of our hedge on part of the Fund's yen exposure. By selling forward for U.S. dollars an amount equivalent to roughly 60% of the Fund's yen-denominated assets at a price set in December 2001, the Fund was unable to benefit fully from the yen's appreciation against the U.S. dollar from YEN 131 to YEN 120. Because the MSCI Japan Index (in yen terms) actually declined slightly during the six-month period ended June 30, 2002, the hedge removed one of the few sources of absolute, positive returns in the region.

We maintained a hedge on part of the Fund's yen exposure for more than one year, and realized profit from this position in the past. The reason for implementing the hedge was based on our belief that a stable, or moderately weakening, yen was required as a condition for Japan's economic recovery. We still hold this belief, and see no signs of a sustainable recovery in that economy. However, we did not anticipate the magnitude of problems in the U.S. equity markets and the risk that this posed to the dollar's value in relation to all major currencies. Because of this fundamental change in the world economic outlook, and apparent policy changes toward the currency markets on the part of the U.S. government, we removed the hedge just after the period ended.

In addition to the swing in the currency markets, the other major development in the Asia-Pacific investment universe during the first half of the year was the bottoming of the Japanese equity market in mid-February. This rebound occurred just prior to fiscal year-end reporting for most Japanese companies, and it allowed large banks to avoid significant writedowns of their equity portfolios. Stocks that did well in the rebound, which happened to coincide with a number of positive economic announcements in the United States, tended to be financially weaker ones, and those of companies in cyclical industries that were seen as potential beneficiaries of a global recovery. After the end of March, and in light of subsequently weaker economic numbers, these stocks tended to decline.

We have maintained the Fund's core holdings in a few key sectors that tend to outperform in a weak economic environment. These include large positions in the Japanese non-life insurance and utilities industries. As global equity markets weakened after March and the yen strengthened, these sectors tended to outperform. They remain good values, in our opinion, based on the quality of their assets or cash generating capabilities. The Fund also holds a few high-quality companies that are active in the export sector.



Merrill Lynch Pacific Fund, Inc., June 30, 2002


Market Outlook
After having outperformed most other equity markets in the first half of 2002, what is the outlook for the Asia-Pacific region for the remainder of the year? Can the relative outperformance continue? To answer these questions, we would need to explain our views on the nature of the drop in U.S. equity prices. While we do not claim special expertise on the U.S. market, we have experienced a long, bear market in Japan that resulted from the collapse of an asset price bubble. We see some parallels, and some differences, in the decoupling of equity prices from earnings growth in Japan of the late 1980s and in the United States of the late 1990s. The role of leverage in these two cases appears quite different, and so far we do not see the same banking-related problems in the United States that have made Japan's recovery so difficult. Moreover, in the past, the U.S. economy has tended to adjust relatively quickly to dislocations of this nature. However, for the time being, we believe that Japan may offer some defensive attractions for global equity investors because its domestic economy is so large and its equity market has fallen over the years to such a low level already. Over the longer term, we are concerned that a stronger currency will hurt Japanese export competitiveness and be a drag on economic growth. One positive effect, however, may be that slower growth leads to more aggressive restructuring in Japanese companies, which are already taking some encouraging steps to improve their situation.

Elsewhere in the region, performance varied greatly by market. South Korea, for example, did relatively well, yet Taiwan, which has many companies in similar industries, did poorly. It is difficult to point out general factors that have influenced all of the smaller markets. Australia tended to do well as a safe haven with a strong domestic economy. Hong Kong, on the other hand, was held back by a weak property market and slow economic growth. Hong Kong's lackluster performance was particularly striking in comparison to China's overall good growth during the period. In most cases, these markets rewarded individual stock selection and careful analysis.

An example of the above point was the Fund's largest holding at the end of the period, Guinness Peat Group PLC. This is an investment group based in Australia, which owns parts of listed and non-listed companies there, in New Zealand and in the United Kingdom. Typically, the company acquires shareholdings in deep value industries and assists management to restructure operations over the course of a number of years. It is a large owner of the British textile company Coats, PLC, for example, as well as a number of food and beverage companies in Australia and New Zealand. The shares of Guinness Peat Group sell at a discount to their net asset backing. In the current market, there are many opportunities for the Guinness Peat Group to find new investments, and they have realized gains on a number of companies that were acquired in the past. As a result, Guinness Peat Group contributed to the Fund's performance during the period.


In Conclusion
We thank you for your continued investment in Merrill Lynch Pacific Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(James Russell)
James Russell
Senior Vice President and Portfolio Manager



August 8, 2002


On March 31, 2002, Stephen I. Silverman retired from Merrill Lynch Investment Managers, L.P. (MLIM) after a 19-year career span. Mr. Silverman joined MLIM in 1983 as Senior Portfolio Manager of Merrill Lynch Pacific Fund, Inc. He also managed Merrill Lynch Global Value Fund, Inc. since its inception in 1996. Mr. Silverman played a guiding role and was a mentor to numerous investment professionals over the years. Mr. Silverman's colleagues at MLIM join the Fund's Board of Directors in thanking him for his many contributions and wishing him well in his retirement.

We are pleased to announce that James Russell has been named
Portfolio Manager and is responsible for the day-to-day management of Merrill Lynch Pacific Fund, Inc. Mr. Russell was Senior Fund
Analyst for the Fund since joining MLIM in 1992.



Merrill Lynch Pacific Fund, Inc., June 30, 2002


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001, will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                                      Market Performance
                                                               In Local Currency/In U.S. Dollars
                                                                   6-Month            12-Month
As of June 30, 2002                                              % Change           % Change
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*       -0.34%            - 9.93%
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*       -0.82             -10.85
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*       -0.84             -10.89
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*       -0.46             -10.20
MSCI Pacific Region Index**                                          +6.51             -13.53
Constructed Index***                                                 +5.94             -10.24
    Japan                                                        -1.08/+8.27       -20.01/-16.62
    Australia                                                    -5.18/+4.49        -7.03/+3.74
    Hong Kong                                                    -4.64/-4.66        -7.82/-7.82
    Taiwan                                                       -10.78/-6.56       +0.84/+3.92
    India                                                        +0.44/-0.75        -0.67/-4.01
    South Korea                                                 +14.32/+25.24      +44.64/+57.11
    Singapore                                                    -3.11/+1.24        -6.35/-3.44

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
**This unmanaged broad-based capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, New Zealand and Singapore.
***The unmanaged Constructed Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68%
Morgan Stanley Capital International (MSCI) Japan, 10% MSCI
Australia, 10% MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2%
MSCI Korea, and 2% MSCI Singapore.


Merrill Lynch Pacific Fund, Inc., June 30, 2002


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                    % Return Without  % Return With
                                      Sales Charge    Sales Charge**
Class A Shares*

One Year Ended 6/30/02                     -9.93%        -14.66%
Five Years Ended 6/30/02                   -0.11         - 1.18
Ten Years Ended 6/30/02                    +6.20         + 5.63

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 6/30/02                    -10.85%        -14.17%
Five Years Ended 6/30/02                  + 1.13         - 1.39
Ten Years Ended 6/30/02                   + 5.11         + 5.11

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 6/30/02                    -10.89%        -11.72%
Five Years Ended 6/30/02                  - 1.15         - 1.15
Inception (10/21/94) through 6/30/02      + 2.39         + 2.39

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                    % Return Without  % Return With
                                      Sales Charge    Sales Charge**
Class D Shares*

One Year Ended 6/30/02                    -10.20%        -14.92%
Five Years Ended 6/30/02                  - 0.36         - 1.43
Inception (10/21/94) through 6/30/02      + 3.20         + 2.47

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
James Russell, Senior Vice President and
     Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Pacific Fund, Inc., June 30, 2002

SCHEDULE OF INVESTMENTS

                         Shares                                                                                  Percent of
Industry                  Held                        Investments                                      Value     Net Assets
Japan

Automobiles           1,250,000   Fuji Heavy Industries, Ltd.                                      $     5,965,293     0.9%
                      1,717,000   Suzuki Motor Corporation                                              21,186,743      3.3
                      1,531,000   Toyota Industries Corporation                                         24,869,489      3.9
                                                                                                   ---------------    -----
                                                                                                        52,021,525      8.1

Beverages                   380   Coca-Cola Central Japan Co., Ltd.                                      2,019,523      0.3
                        346,148   Coca-Cola West Japan Company Limited                                   6,468,977      1.0
                        468,000   Hokkaido Coca-Cola Bottling Co., Ltd.                                  2,635,575      0.4
                        386,000   Kinki Coca-Cola Bottling Co., Ltd.                                     2,827,532      0.5
                        476,000   Mikuni Coca-Cola Bottling                                              3,883,931      0.6
                                                                                                   ---------------    -----
                                                                                                        17,835,538      2.8

Chemicals               639,000   Shin-Etsu Chemical Co., Ltd.                                          27,455,782      4.2

Construction &        1,990,000   Okumura Corporation                                                    6,242,616      1.0
Engineering

Electric Utilities      719,600   Chubu Electric Power Company, Incorporated                            12,637,727      1.9
                        934,500   Kansai Electric Power Company, Inc.                                   14,774,549      2.3
                        649,600   Tokyo Electric Power                                                  13,359,453      2.1
                                                                                                   ---------------    -----
                                                                                                        40,771,729      6.3

Electronic              368,900   Murata Manufacturing Co., Ltd.                                        23,698,732      3.7
Equipment &
Instruments

Food Products         1,222,000   Nisshin Seifun Group Inc.                                              8,747,505      1.4

Gas Utilities         6,040,000   Tokyo Gas Co., Ltd.                                                   16,780,577      2.6

Household Durables      488,000   Matsushita Electric Industrial Company, Ltd.                           6,656,766      1.0
                        159,400   Nintendo Company Ltd.                                                 23,472,468      3.6
                        160,200   Rinnai Corporation                                                     3,608,710      0.6
                        364,000   Sangetsu Co., Ltd.                                                     5,885,466      0.9
                                                                                                   ---------------    -----
                                                                                                        39,623,410      6.1

Insurance            13,203,300   Aioi Insurance Company, Limited                                       29,191,344      4.5
                          3,848   ++Millea Holdings, Inc.                                               31,590,456      4.9
                      6,130,000   Mitsui Marine and Fire Insurance Company, Ltd.                        32,987,235      5.1
                      5,992,000   The Nippon Fire & Marine Insurance Co., Ltd.                          23,746,037      3.7
                                                                                                   ---------------    -----
                                                                                                       117,515,072     18.2

Multiline Retail        533,000   Ito-Yokado Co., Ltd.                                                  26,681,128      4.1

Office Electronics      790,000   Canon, Inc.                                                           29,857,334      4.6

Pharmaceuticals         381,000   Takeda Chemical Industries, Ltd.                                      16,720,007      2.6

Semiconductor           200,800   Rohm Company Ltd.                                                     29,970,899      4.6
Equipment &
Products

Wireless                  4,210   NTT DoCoMo, Inc.                                                      10,361,672      1.6
Telecommunication
Services

                                  Total Investments in Japan (Cost--$434,580,443)                      464,283,526     71.9


Merrill Lynch Pacific Fund, Inc., June 30, 2002

SCHEDULE OF INVESTMENTS (continued)

                         Shares                                                                                  Percent of
Industry                  Held                        Investments                                      Value     Net Assets
Australia

Commercial            3,406,706   Brambles Industries Limited                                      $    18,054,234     2.8%
Services &
Supplies

Real Estate           2,477,947   Lend Lease Corporation Limited                                        14,662,399      2.3

                                  Total Investments in Australia (Cost--$35,542,816)                    32,716,633      5.1


Hong Kong

Automobiles          14,900,000   Denway Motors Limited                                                  4,202,564      0.6

Banks                 1,707,125   ++HSBC Holdings PLC                                                   19,642,881      3.0

Diversified           6,194,000   Wharf (Holdings) Ltd.                                                 14,611,487      2.3
Financials

Electronic            1,500,000   Digital China Holdings Limited                                           701,923      0.1
Equipment &
Instruments

Industrial            2,049,438   Hutchison Whampoa Limited                                             15,305,098      2.4
Conglomerates

                                  Total Investments in Hong Kong (Cost--$43,455,346)                    54,463,953      8.4


India

IT Consulting &         574,415   NIIT Limited                                                           2,925,566      0.5
Services
                                  Total Investments in India (Cost--$15,131,214)                         2,925,566      0.5


New Zealand

Diversified          45,139,931   Guinness Peat Group PLC (c)                                           37,052,345      5.7
Financials

                                  Total Investments in New Zealand (Cost--$20,044,801)                  37,052,345      5.7


Singapore

Banks                 1,988,400   Oversea-Chinese Banking Corporation Ltd.                              13,167,467      2.1

                                  Total Investments in Singapore (Cost--$9,747,447)                     13,167,467      2.1


South Korea

Diversified             664,500   KT Corporation (ADR)(a)                                               14,386,425      2.2
Telecommunication
Services

Metals & Mining         325,000   POSCO (ADR)(a)                                                         8,862,750      1.4

Wireless                  9,500   SK Telecom Co., Ltd.                                                   2,128,221      0.3
Telecommunication        90,000   SK Telecom Co., Ltd. (ADR)(a)(b)                                       2,231,100      0.4
Services                                                                                           ---------------    -----
                                                                                                         4,359,321      0.7

                                  Total Investments in South Korea (Cost--$33,882,671)                  27,608,496      4.3


Merrill Lynch Pacific Fund, Inc., June 30, 2002

SCHEDULE OF INVESTMENTS (concluded)

                         Shares                                                                                  Percent of
Industry                  Held                        Investments                                      Value     Net Assets
Taiwan

Semiconductor         7,613,000   ++United Microelectronics Corporation, Ltd.                      $     9,137,423     1.4%
Equipment &           3,346,000   Via Technologies Inc.                                                  7,361,000      1.1
Products              2,056,128   ++Winbond Electronics Corporation                                      1,156,995      0.2

                                  Total Investments in Taiwan (Cost--$33,552,484)                       17,655,418      2.7



                          Face
                         Amount
Short-Term Securities

Commercial       US$ 20,909,000   General Motors Acceptance Corp., 2.10% due 7/01/2002                  20,906,561      3.2
Paper*

                                  Total Investments in Short-Term Securities
                                  (Cost--$20,906,561)                                                   20,906,561      3.2

Total Investments (Cost--$646,843,783)                                                                 670,779,965    103.9
Unrealized Depreciation on Forward Foreign Exchange Contracts--Net**                                  (33,936,449)    (5.3)
Other Assets Less Liabilities                                                                            9,061,743      1.4
                                                                                                   ---------------   ------
Net Assets                                                                                         $   645,905,259   100.0%
                                                                                                   ===============   ======

(a)American Depositary Receipts (ADR).
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company
Act of 1940) are as follows:


                            Net Share                   Dividend
Industry       Affiliate     Activity      Net Cost      Income

Diversified    Guinness
Financials     Peat Group
               PLC         (3,770,916)    $(4,753,719)   $630,993


*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
**Forward foreign exchange contracts as of June 30, 2002 were as follows:


Foreign                     Expiration                Unrealized
Currency Sold                  Date                  Depreciation

YEN  52,428,465,253         July 2002               $(33,936,449)
                                                    -------------
Total Unrealized Depreciation on Forward
Foreign Exchange Contracts--Net
(US$ Commitment--$403,631,072)                      $(33,936,449)
                                                    =============

++Non-income producing security.

See Notes to Financial Statements.


PORTFOLIO INFORMATION


As of June 30, 2002

                                     Percent of
Ten Largest Holdings                 Net Assets

Guinness Peat Group PLC                 5.7%
Mitsui Marine and Fire Insurance
   Company, Ltd.                        5.1
Millea Holdings, Inc.                   4.9
Rohm Company Ltd.                       4.6
Canon, Inc.                             4.6
Aioi Insurance Company, Limited         4.5
Shin-Etsu Chemical Co., Ltd.            4.2
Ito-Yokado Co., Ltd.                    4.1
Toyota Industries Corporation           3.9
The Nippon Fire & Marine
   Insurance Co., Ltd.                  3.7



                                     Percent of
Five Largest Industries              Net Assets

Insurance                              18.2%
Automobiles                             8.7
Diversified Financials                  8.0
Semiconductor Equipment & Products      7.3
Electric Utilities                      6.3



Merrill Lynch Pacific Fund, Inc., June 30, 2002


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of June 30, 2002

Assets:         Investments, at value (including securities loaned of $64,756,529)
                (identified cost--$646,843,783)                                                              $  670,779,965
                Investments held as collateral for loaned securities, at value                                   66,841,555
                Cash                                                                                                    314
                Foreign cash (cost--$1,378,776)                                                                   1,389,101
                Receivables:
                   Securities sold                                                         $    7,052,486
                   Dividends                                                                    3,770,105
                   Capital shares sold                                                          2,488,571
                   Loaned securities                                                               25,556        13,336,718
                                                                                           --------------
                Prepaid registration fees                                                                            73,222
                                                                                                             --------------
                Total assets                                                                                    752,420,875
                                                                                                             --------------

Liabilities:    Collateral on securities loaned, at value                                                        66,841,555
                Unrealized depreciation on forward foreign exchange contracts                                    33,936,449
                Payables:
                   Capital shares redeemed                                                      4,670,904
                   Investment adviser                                                             303,003
                   Distributor                                                                    195,663         5,169,570
                                                                                           --------------
                Accrued expenses                                                                                    568,042
                                                                                                             --------------
                Total liabilities                                                                               106,515,616
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  645,905,259
                                                                                                             ==============

Net Assets      Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:     authorized                                                                                   $    1,871,685
                Class B Shares of Common Stock, $.10 par value, 200,000,000 shares
                authorized                                                                                        1,153,725
                Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
                authorized                                                                                          303,471
                Class D Shares of Common Stock, $.10 par value, 100,000,000 shares
                authorized                                                                                          832,709
                Paid-in capital in excess of par                                                                734,902,013
                Accumulated investment loss--net                                           $ (42,240,469)
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                   (41,233,930)
                Unrealized depreciation on investments and foreign currency
                transactions--net                                                             (9,683,945)
                                                                                           --------------
                Total accumulated losses--net                                                                  (93,158,344)
                                                                                                             --------------
                Net assets                                                                                   $  645,905,259
                                                                                                             ==============

Net Asset       Class A--Based on net assets of $298,634,810 and 18,716,849 shares
Value:                   outstanding                                                                         $        15.96
                                                                                                             ==============
                Class B--Based on net assets of $170,928,810 and 11,537,249 shares
                         outstanding                                                                         $        14.82
                                                                                                             ==============
                Class C--Based on net assets of $43,766,733 and 3,034,710 shares
                         outstanding                                                                         $        14.42
                                                                                                             ==============
                Class D--Based on net assets of $132,574,906 and 8,327,094 shares
                         outstanding                                                                         $        15.92
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc., June 30, 2002

FINANCIAL INFORMATION (continued)


Statement of Operations for the Six Months Ended June 30, 2002

Investment      Dividends (net of $642,351 foreign withholding tax)                                          $    5,802,236
Income:         Interest                                                                                            201,372
                Securities lending--net                                                                             153,737
                                                                                                             --------------
                Total income                                                                                      6,157,345
                                                                                                             --------------

Expenses:       Investment advisory fees                                                   $    2,089,767
                Account maintenance and distribution fees--Class B                                972,789
                Transfer agent fees--Class A                                                      357,952
                Transfer agent fees--Class B                                                      251,241
                Account maintenance and distribution fees--Class C                                232,011
                Custodian fees                                                                    175,896
                Account maintenance fees--Class D                                                 162,748
                Accounting services                                                               154,046
                Transfer agent fees--Class D                                                      143,067
                Transfer agent fees--Class C                                                       61,104
                Professional fees                                                                  52,236
                Printing and shareholder reports                                                   48,601
                Directors' fees and expenses                                                       26,968
                Registration fees                                                                  25,601
                Pricing fees                                                                        4,673
                Other                                                                              19,480
                                                                                           --------------
                Total expenses                                                                                    4,778,180
                                                                                                             --------------
                Investment income--net                                                                            1,379,165
                                                                                                             --------------

Realized &      Realized gain (loss) on:
Unrealized         Investments--net                                                          (61,442,491)
Gain (Loss) on     Foreign currency transactions--net                                          33,062,939      (28,379,552)
Investments &                                                                              --------------
Foreign         Change in unrealized appreciation/depreciation on:
Currency           Investments--net                                                            93,253,477
Transactions--     Foreign currency transactions--net                                        (66,662,870)        26,590,607
Net:                                                                                       --------------    --------------
                Total realized and unrealized loss on investments and foreign
                currency transactions--net                                                                      (1,788,945)
                                                                                                             --------------
                Net Decrease in Net Assets Resulting from Operations                                         $    (409,780)
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc., June 30, 2002


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets

                                                                                             For the Six         For the
                                                                                             Months Ended       Year Ended
                                                                                               June 30,        December 31,
Increase (Decrease) in Net Assets:                                                               2002              2001
Operations:     Investment income (loss)--net                                              $    1,379,165    $  (1,183,602)
                Realized gain (loss) on investments and foreign currency
                transactions--net                                                            (28,379,552)        53,909,038
                Change in unrealized appreciation/depreciation on investments
                and foreign currency transactions--net                                         26,590,607     (196,803,015)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from operations                            (409,780)     (144,077,579)
                                                                                           --------------    --------------

Dividends to    Investment income--net:
Shareholders:      Class A                                                                   (12,845,361)      (14,191,250)
                   Class B                                                                    (8,180,190)       (6,379,684)
                   Class C                                                                    (2,020,879)       (1,596,400)
                   Class D                                                                    (5,319,829)       (4,976,883)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from dividends to shareholders          (28,366,259)      (27,144,217)
                                                                                           --------------    --------------

Capital Share   Net decrease in net assets derived from capital share transactions           (88,029,639)     (273,784,186)
Transactions:                                                                              --------------    --------------

Net Assets:     Total decrease in net assets                                                (116,805,678)     (445,005,982)
                Beginning of period                                                           762,710,937     1,207,716,919
                                                                                           --------------    --------------
                End of period*                                                             $  645,905,259    $  762,710,937
                                                                                           ==============    ==============

                *Accumulated investment loss--net                                          $ (42,240,469)    $ (15,253,375)
                                                                                           ==============    ==============

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc., June 30, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights

                                                                                      Class A
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                              June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of period         $    16.67   $    20.10   $    33.12   $    17.64   $    16.97
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net++                            .07          .06          .04          .06          .10
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.12)       (2.81)       (9.50)        15.42         1.33
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                  (.05)       (2.75)       (9.46)        15.48         1.43
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.66)        (.68)           --           --       --++++
                   In excess of investment income--net               --           --        (.63)           --        (.76)
                   Realized gain on investments--net                 --           --       (2.53)           --           --
                   In excess of realized gain on
                   investments--net                                  --           --        (.40)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                 (.66)        (.68)       (3.56)           --        (.76)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $    15.96   $    16.67   $    20.10   $    33.12   $    17.64
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share            (.34%)+++     (13.63%)     (28.32%)       87.76%        8.46%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                          .97%*         .89%         .82%         .85%         .88%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                            .82%*         .33%         .14%         .28%         .57%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $  298,635   $  352,632   $  518,557   $  986,913   $  449,725
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                                8.26%        8.88%       35.23%       28.84%       12.26%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc., June 30, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

                                                                                      Class B
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                              June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of period         $    15.60   $    18.79   $    31.12   $    16.74   $    16.11
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment loss--net++                            (.02)        (.12)        (.23)        (.16)        (.08)
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.10)       (2.63)       (8.87)        14.54         1.25
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                  (.12)       (2.75)       (9.10)        14.38         1.17
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.66)        (.44)           --           --       --++++
                   In excess of investment income--net               --           --        (.30)           --        (.54)
                   Realized gain on investments--net                 --           --       (2.53)           --           --
                   In excess of realized gain on
                   investments--net                                  --           --        (.40)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                 (.66)        (.44)       (3.23)           --        (.54)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $    14.82   $    15.60   $    18.79   $    31.12   $    16.74
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share            (.82%)+++     (14.57%)     (29.03%)       85.90%        7.29%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                         2.00%*        1.92%        1.84%        1.88%        1.92%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment loss--net                            (.26%)*       (.69%)       (.86%)       (.76%)       (.50%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $  170,929   $  225,709   $  442,242   $  888,735   $  489,047
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                                8.26%        8.88%       35.23%       28.84%       12.26%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc., June 30, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

                                                                                      Class C
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                              June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of period         $    15.20   $    18.36   $    30.53   $    16.42   $    15.83
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment loss--net++                            (.02)        (.12)        (.23)        (.17)        (.08)
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.10)       (2.57)       (8.70)        14.28         1.23
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                  (.12)       (2.69)       (8.93)        14.11         1.15
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.66)        (.47)           --           --       --++++
                   In excess of investment income--net               --           --        (.31)           --        (.56)
                   Realized gain on investments--net                 --           --       (2.53)           --           --
                   In excess of realized gain on
                   investments--net                                  --           --        (.40)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                 (.66)        (.47)       (3.24)           --        (.56)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $    14.42   $    15.20   $    18.36   $    30.53   $    16.42
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share            (.84%)+++     (14.59%)     (29.03%)       85.93%        7.26%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                         2.01%*        1.92%        1.85%        1.88%        1.92%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment loss--net                            (.26%)*       (.70%)       (.86%)       (.79%)       (.50%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $   43,766   $   51,343   $   84,008   $  150,153    $  53,116
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                                8.26%        8.88%       35.23%       28.84%       12.26%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc., June 30, 2002


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                      Class D
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                              June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of period         $    16.65   $    20.08   $    33.06   $    17.65   $    16.98
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income (loss)--net++                     .04          .01        (.03)       --++++          .05
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.11)       (2.81)       (9.46)        15.41         1.33
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                  (.07)       (2.80)       (9.49)        15.41         1.38
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.66)        (.63)           --           --       --++++
                   In excess of investment income--net               --           --        (.56)           --        (.71)
                   Realized gain on investments--net                 --           --       (2.53)           --           --
                   In excess of realized gain on
                   investments--net                                  --           --        (.40)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                 (.66)        (.63)       (3.49)           --        (.71)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $    15.92   $    16.65   $    20.08   $    33.06   $    17.65
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share            (.46%)+++     (13.87%)     (28.50%)       87.31%        8.14%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                         1.22%*        1.14%        1.07%        1.10%        1.13%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                     .56%*         .07%       (.09%)       (.02%)         .29%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $  132,575   $  133,027   $  162,910   $  274,734   $   97,883
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                                8.26%        8.88%       35.23%       28.84%       12.26%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc., June 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and
Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. However, in certain circumstances, the Fund will value a security traded on a Japanese stock exchange based upon the last bid or ask price as reported on such exchange after trading in such security has been halted for the day. Japanese stock exchanges may impose limits, based on a percentage of a security's value, on the amount such security may move in a single day. If the security reaches its limit during the day, further trading is halted. However, a bid or ask quotation may be reported following the suspension of trading. In situations where both a bid and ask price are reported following a trading suspension due to the circumstances described above, the Fund will utilize the bid price for valuation purposes. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.



Merrill Lynch Pacific Fund, Inc., June 30, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



Merrill Lynch Pacific Fund, Inc., June 30, 2002


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                          Account       Distribution
                      Maintenance Fee        Fee

Class B                    .25%             .75%
Class C                    .25%             .75%
Class D                    .25%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                           FAMD           MLPF&S

Class A                  $1,834          $ 4,545
Class D                  $2,284          $35,443


For the six months ended June 30, 2002, MLPF&S received contingent deferred sales charges of $116,761 and $2,663 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $138 and $200 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, a subsidiary of ML & Co., or its affiliates. As of June 30, 2002, the Fund lent securities with a value of $10,375,620 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed y QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of June 30, 2002, cash collateral of $20,083,085 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $46,758,470 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended June 30, 2002, QA Advisors received $66,172 in securities lending agent fees.

In addition, MLPF&S received $10,632 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended June 30, 2002, the Fund reimbursed MLIM
$17,939 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.



Merrill Lynch Pacific Fund, Inc., June 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $56,614,069 and $167,000,113, respectively.

Net realized gains (losses) for the six months ended June 30, 2002 and net unrealized gains (losses) as of June 30, 2002 were as follows:


                                      Realized         Unrealized
                                       Gains             Gains
                                      (Losses)          (Losses)

Investments:
Long-term                         $ (61,442,491)     $   23,936,182
                                  --------------     --------------
Total investments                   (61,442,491)         23,936,182
                                  --------------     --------------
Currency transactions:
  Foreign currency transactions        (125,648)            316,322
  Forward foreign exchange
  contracts                           33,188,587       (33,936,449)
                                  --------------     --------------
Total currency transactions           33,062,939       (33,620,127)
                                  --------------     --------------
Total                             $ (28,379,552)     $  (9,683,945)
                                  ==============     ==============


As of June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $23,936,182, of which $113,820,863 related to appreciated securities and $89,884,681 related to depreciated securities. At June 30, 2002, the aggregate cost of investments, for Federal income tax purposes was $646,843,783.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $88,029,639 and $273,784,186 for the six months ended June 30, 2002 and for the year ended December 31, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                         Dollar
June 30, 2002                            Shares          Amount

Shares sold                           17,627,668     $  288,309,538
Shares issued to shareholders
in reinvestment of dividends             717,937         11,653,761
                                  --------------     --------------
Total issued                          18,345,605        299,963,299
Shares redeemed                     (20,788,253)      (343,110,656)
                                  --------------     --------------
Net decrease                         (2,442,648)     $ (43,147,357)
                                  ==============     ==============



Class A Shares for the
Year Ended                                               Dollar
December 31, 2001                        Shares          Amount

Shares sold                           21,144,509      $ 386,155,065
Shares issued to shareholders
in reinvestment of dividends             783,306         12,799,225
                                  --------------     --------------
Total issued                          21,927,815        398,954,290
Shares redeemed                     (26,565,884)      (490,450,726)
                                  --------------     --------------
Net decrease                         (4,638,069)     $ (91,496,436)
                                  ==============     ==============


Class B Shares for the
Six Months Ended                                         Dollar
June 30, 2002                            Shares          Amount

Shares sold                              395,404     $    6,066,510
Shares issued to shareholders
in reinvestment of dividends             463,901          7,004,906
                                  --------------     --------------
Total issued                             859,305         13,071,416
Automatic conversion of shares       (1,256,813)       (19,346,320)
Shares redeemed                      (2,533,820)       (38,839,798)
                                  --------------     --------------
Net decrease                         (2,931,328)     $ (45,114,702)
                                  ==============     ==============


Class B Shares for the
Year Ended                                               Dollar
December 31, 2001                        Shares          Amount

Shares sold                            1,188,111     $   21,053,991
Shares issued to shareholders
in reinvestment of dividends             352,592          5,394,657
                                  --------------     --------------
Total issued                           1,540,703         26,448,648
Automatic conversion of shares       (2,314,701)       (39,267,999)
Shares redeemed                      (8,298,423)      (145,401,526)
                                  --------------     --------------
Net decrease                         (9,072,421)     $(158,220,877)
                                  ==============     ==============


Class C Shares for the
Six Months Ended                                         Dollar
June 30, 2002                            Shares          Amount

Shares sold                              328,665     $    4,939,721
Shares issued to shareholders
in reinvestment of dividends             121,245          1,782,295
                                  --------------     --------------
Total issued                             449,910          6,722,016
Shares redeemed                        (792,207)       (11,876,139)
                                  --------------     --------------
Net decrease                           (342,297)     $  (5,154,123)
                                  ==============     ==============



Merrill Lynch Pacific Fund, Inc., June 30, 2002


Class C Shares for the
Year Ended                                               Dollar
December 31, 2001                        Shares          Amount

Shares sold                            1,238,033     $   21,346,388
Shares issued to shareholders
in reinvestment of dividends              93,463          1,393,535
                                  --------------     --------------
Total issued                           1,331,496         22,739,923
Shares redeemed                      (2,530,883)       (43,109,810)
                                  --------------     --------------
Net decrease                         (1,199,387)     $ (20,369,887)
                                  ==============     ==============



Class D Shares for the
Six Months Ended                                         Dollar
June 30, 2002                            Shares          Amount

Shares sold                              551,615     $    8,976,465
Shares issued to shareholders
in reinvestment of dividends             275,935          4,470,151
Automatic conversion of shares         1,174,232         19,346,320
                                  --------------     --------------
Total issued                           2,001,782         32,792,936
Shares redeemed                      (1,663,557)       (27,406,393)
                                  --------------     --------------
Net increase                             338,225     $    5,386,543
                                  ==============     ==============



Class D Shares for the
Year Ended                                               Dollar
December 31, 2001                        Shares          Amount

Shares sold                            2,337,198     $   43,792,915
Shares issued to shareholders
in reinvestment of dividends             254,093          4,149,335
Automatic conversion of shares         2,155,081         39,267,999
                                  --------------     --------------
Total issued                           4,746,372         87,210,249
Shares redeemed                      (4,869,818)       (90,907,235)
                                  --------------     --------------
Net decrease                           (123,446)     $  (3,696,986)
                                  ==============     ==============


5. Commitments:
At June 30, 2002, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell various foreign currencies with approximate values of $7,049,000.


6. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.


7. Capital Loss Carryforward:
On December 31, 2001, the Fund had a net capital loss carryforward of approximately $5,486,001, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.